2005 Annual Shareholders Meeting April 21, 2005

Gregory R. Palen Chairman of the Board of Directors

Thomas C. Tiller Chief Executive Officer

2004 in Summary - Successes Driving the Year! +14% Total Company 2004 Sales Growth $1.773 Billion 23 consecutive years of earnings per share growth Balanced sales growth in every business 66% 16% 4% 14% +11% +26% +29% +13% % of Sales 2004 Sales Growth ATV Snowmobiles PG&A Victory

2004 in Summary - Successes Driving the Year! ATVs Our Largest Business Led the Way 2004 Sales $1,160 Million UP +11% 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 34 66 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 ATVs 66% Total Sales New Products Introduced in 2004 (Model Year 2005) Sportsman MV (military-tough vehicles for consumers) Sportsman 800 Twin EFI Phoenix 2000 (full-featured entry-level vehicle) RANGER XP

2004 in Summary - Successes Driving the Year! Snowmobiles Produces Good Sales Growth Produces Good Sales Growth Produces Good Sales Growth 2004 Sales $288 Million UP +26% New Products Introduced in 2004 (Model Year 2005) Fusion 900 900 RMK 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 16 84 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Snowmobiles 16% Total Sales Snowfall was below average again Snowfall was below average again

2004 in Summary - Successes Driving the Year! Victory Entering its Seventh Year; Shaping Up as a Real Business 2004 Sales $74 Million UP +29% Dealer network improving Quality improving New Products Introduced in 2004 (Model Year 2005) 8-Ball Hammer 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 4 96 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Victory 4% Total Sales Total Sales

2004 in Summary - Successes Driving the Year! PG&A Parts, Garments and Accessories Growth is Solidly on Track Growth is Solidly on Track Growth is Solidly on Track 2004 Sales $251 Million UP +13% 2004 New Products Introduced: Glacier Plow System Lock & Ride System 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 14 86 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 PG&A 14% Total Sales Total Sales

2004 in Summary - Successes Driving the Year! Funded 35 new upgrades through capital assistance Signed 160 fully engaged new dealers, who are selling 5 times the average of the 175 low-performing dealers that departed that departed that departed that departed that departed that departed that departed that departed Yesterday Yesterday Today Continue to Improve the Dealer Network

2004 in Summary - Successes Driving the Year! International Every Region Posted Strong Growth Every Region Posted Strong Growth Every Region Posted Strong Growth Every Region Posted Strong Growth Every Region Posted Strong Growth 2004 Sales $194 Million UP +38% 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 11 89 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Sales Outside North America 11% Total Sales New Products Introduced in 2004 (Model Year 2005) Quadricycles Quadricycles

AN EVEN BETTER
RIDE
POLARIS

2004 in Summary — Successes Driving the Year!

Our 50th Anniversary Was a Home Run

- In July, more than 25,000 Polaris riders from around the world descended on the Minnesota State Fairgrounds
- 700 Victory riders attended
- Similar event held in Roseau, Minnesota, where it all began
- Achieved Guinness World Book of Records longest snowmobile ride


Loyalty
Stoking the passion
of the Polaris rider nation.








POLARIS



11

2004 in Summary - Successes Driving the Year! Total Return to Shareholders Increased 57% in 2004 Dow Jones Nasdaq Recreational Vehicles Index Russell 2000 S&P 500 Polaris -11% -43% 111% 29% -11% 317% One Year Total Return (2004) Total Return to Shareholders - Polaris vs. Market Indices Five Year Total Return (2000-2004)

2004 in Summary - Successes Driving the Year Balance Sheet & Cash Flow Remain Solid Cash Flow from Continuing Operations (in millions) $201 Debt to Total Capital Ratio Ample Credit Capacity 5% 5% Return on Shareholders Equity from Continuing Operations Industry-Leading 43% 40% $174 $150 $178 2001 2002 2003 2004 6% 7% 40% 44% 2001 2002 2003 2004 2001 2002 2003 2004

2004 in Summary Competitive climate remains challenging Historically high level of promotions and incentives Exit of the marine business was a tough but necessary decision Steel Aluminum Fuel costs We faced higher prices for raw materials We lost market share in snowmobiles Challenges During the Year

2004 in Summary - Challenges During the Year Overall 2004 was another good year. Maybe our best year ever. But, we think the best is yet to come. Our game plan for the next 5 years: Dominant in Powersports

The Game Plan - Next 5 Years Dominant in Powersports Means... Not the biggest but the best Becoming the preferred choice In the minds of riders In the minds of dealers In the minds of suppliers Having the highest quality product Having the best dealer network Having the strongest brand Continuing to consistently deliver quality financial results

The Game Plan - Next 5 Years - 3 Strategic Goals Build a dominant brand with industry-leading quality and distribution 2004 2009 Snowmobiles 2004 Guidance 2004 Guidance 1.773 3 1 1043 1043 52 52 North 45.9 46.9 45 $3 Billion $1.773 Billion +11% CAGR Sales Grow Sales to $3 Billion by 2009 2004 Actual 2009 Goal 2004 2009 Snowmobiles 2004 Guidance 2004 Guidance 7.7 9 1 1043 1043 52 52 North 45.9 46.9 45 Expand net income to 9% of sales by 2009 9.0% 7.7% Net Margin from Continuing Operations +130 basis point improvement 2004 Actual 2009 Goal

The Game Plan - Next 5 Years By Year 2009 } $3 billion in sales 9% net margins Dominant brand Dual Strategy Strong businesses ATVs, utility vehicles, snowmobiles Build powertrain capability Expand PG&A and financial services Product Innovation Improve dealer network Grow Victory motorcycles Expand globally One big idea World class technology Continue to improve productivity Best team in powersports Growth Initiatives

The Game Plan - Next 5 Years - Product Innovation 2000 2001 2002 2003 2004 775 861 982 1041 1072 Year 2004: 6.5% growth Worldwide ATV Industry Growth N.A. Utility Industry Growth * Includes Utility Vehicles 2001 2002 2003 2004 2004 Guidance 827 938 1043 1160 1043 52 52 North 45.9 46.9 45 ATV Sales* $827 $938 $1,043 $1,160 +11% $ in millions Utility Vehicles ATVs Motorcycles* Snowmobiles 2004 Guidance 1 6.5 6 1 1043 52 52 North 45.9 46.9 45 Estimated Worldwide Market $1.0 $6.5 $6.0 $ in billions $1.0 Utility Vehicle ATVs Motorcycles Snowmobiles Build Strength in Existing Strong Businesses ATVs and Utility Vehicles 2001 2002 2003 2004 2004 Guidance 100 105 127 144 1043 52 52 North 45.9 46.9 45 Units ( in thousands) Year 2004: 13% growth (est.)

The Game Plan - Next 5 Years - Product Innovation Waves of New Products - ATVs and Utility Vehicles Planned and Executed Flawlessly Planned and Executed Flawlessly Planned and Executed Flawlessly Phoenix 2000 Troy Lee Edition Predator RANGER XP Sportsman 800 EFI 2005 Sport ATV of the Year 62% of the line is new for 2005

RANGERTM

The Game Plan - Next 5 Years - Product Innovation Build Strength in Existing Strong Businesses Snowmobiles 1998 1999 2000 2001 2002 2003 2004 2005 255.9 233 213 213 206 187 181 174 Worldwide Snowmobile Industry Growth Season-end March 31 2001 2002 2003 2004 2004 Guidance 373 293 229 288 1043 52 52 North 45.9 46.9 45 Snowmobile Sales $373 $293 $229 $288 +26% $ in millions Utility Vehicles ATVs Motorcycles* Snowmobiles 2004 Guidance 1 6.5 6 1 1043 52 52 North 45.9 46.9 45 Estimated Worldwide Market $1.0 $6.5 $6.0 $ in billions $1.0 Utility Vehicle ATVs Motorcycles Snowmobiles Worldwide Industry Snowmobile Sales by Region 2003/2004

The Game Plan - Next 5 Years - Product Innovation Waves of New Snowmobiles FST Switchback (Four Stroke Turbo) Fusion 600 HO 64% of the line is new for model year 2006 15 new sleds 5 new engines

AN EVEN BETTER RIDE POLARIS

The Game Plan — Next 5 Years — Product Innovation

Build Powertrain Capability to Control Our Destiny

Recent Polaris New Technology

~ 40% of engines are designed and assembled in-house

ATV

- Liberty™ 800 and 700 engines with EFI

Snowmobiles

- Polaris FS and FST four-stroke engines
- Clean fire injection 900 and 700 two-stroke engines
- New 600 HO (high output) two stroke

RANGERs

- Liberty 700 EFI engine
- SpeedKey™ system for top speed control

Motorcycles

- New Freedom 100 (100 cubic inch, fuel injected overhead cam v-twin engine)
- New 6-speed overdrive transmission

24

The Game Plan - Next 5 Years - Product Innovation Expand Parts, Garments & Accessories (PG&A) 1999 2001 2002 2003 2004 East 158 209 203 223 251 PG&A Sales $ in millions +13% $209 $203 $223 Snowmobiles PWC ATVs PG&A Motorcycles 28 4 56 7 5 PWC 4% General Merchandise 7% ATV / RANGER 56% Snowmobiles 28% Victory 5% 2004 Sales Breakdown Snowmobiles PWC ATVs PG&A Motorcycles 43 51 6 7 4 2004 PG&A Sales by Product Accessories 42% Garments 7% Parts 51% $251

The Game Plan - Next 5 Years - Product Innovation Expand Parts, Garments & Accessories (PG&A) New Lock & Ride System for ATVs & Utility Vehicles Locks in Seconds Cargo box in 15 seconds Tool holder in 10 seconds Water cooler in 5 seconds Windshield for ATV in 5 seconds

The Game Plan - Next 5 Years - Product Innovation Expand Financial Services 2004 Year End: Generated $32.0 million in income in 2004 from financial services Now 16% of pretax income High return on investment = 36% Portfolio losses are within industry norms $588 $581 $329 $517 (millions) Wholesale Portfolio - Polaris Acceptance 2002 2003 2004 PWC 2004 Guidance 2004 Guidance 9.2 9.3 11.5 0.7 1043 1043 52 52 North 46.9 45 43.9 2002 2003 2004 PWC 2004 Guidance 2004 Guidance 547 581 669 0.7 1043 1043 52 52 North 45.9 45 43.9 Income from PA Receivable Portfolio 2002 2003 2004 PWC 2004 Guidance 2004 Guidance 4.4 13.2 19.2 0.7 1043 1043 52 52 North 46.9 45 43.9 2002 2003 2004 PWC 2004 Guidance 2004 Guidance 329 517 665 0.7 1043 1043 52 52 North 46.9 45 43.9 Retail portfolio - Household Income from Household Receivable Portfolio (millions) (millions) (millions) $665 $669

The Game Plan - Next 5 Years Growth Initiatives

The Game Plan - Next 5 Years - Growth Initiatives Goal: 1500 to 1700 stronger, more profitable dealers in North America Improve the Dealer Network Resources Available to Dealers: Polaris "Ride of Your Life" Sweepstakes Factory Authorized Clearance The Way Out Training Tour Capital Assistance ATV Experience Center "Know the Way Out" Training Five Profit Center Training Hot Prospects List Dealers Taking Advantage of All Polaris Resources MIES OUTLAND INC +112% STUBBS CYCLES SOUTHWEST +90% REVOLUTIONS POWER SPORTS INC +84% OLSENS OUTDOOR POWER EQUIP +79% EVANSVILLE SUPER BIKE SHOP POLARIS +77% JACKSON SPORTS, LLC +77% GERMAN-BLISS EQUIPMENT, INC +75% POLARIS OF NORFOLK +75% BOSSIER YAMAHA +62% SHARK CYCLE POLARIS +60% E.T. SPORTS +60% FRIEND & FRIEND, INC. +55% BEST LINE EQUIPMENT +54% MIDWEST POLARIS +49% BASCH BROTHERS +46% ALBERT'S ALL-TERRAIN +46% SHOALS OUTDOOR SPORTS +46% RED WING MOTOR SPORTS +42% MOUNTAIN HIGH MOTORSPORTS +39% HANLEY CO. INC. +39% +33% Retail Sales In 2004 Over 2003 Vs (23%) for Un-Engaged

The Game Plan - Next 5 Years - Growth Initiatives Grow Victory Motorcycles The Size of the Prize Viewed as $300-$500 million opportunity At 5% target share in 2010 = $300+ million Longer-term $1 billion opportunity We have the plan to get there: hot new products, growing brand strength, and an improving dealer network Utility Vehicles ATVs Motorcycles* Snowmobiles 2004 Guidance 1 6.5 6 1 1043 52 52 North 45.9 46.9 45 Estimated Worldwide Market $1.0 $6.5 $6.0 $ in billions $1.0 Utility Vehicle ATVs Motorcycles Snowmobiles 2000 2001 2002 2003 2004 Cruisers 220 259 308 344 354 Touring 80.2 90 107 143 147 All Motorcycles 420 432 514 560 593 Year 2004 growth for cruisers and touring combined was 6% Motorcycle Industry Growth Victory Sales 2001 2002 2003 2004 East 19 34 57 74 $ in millions +29% $19 $34 $57 $74

The Game Plan - Next 5 Years - Growth Initiatives Victory Motorcycles - Waves of New Products Hammer Vegas 8-Ball New 100 cubic inch 6-Speed

Victory Hammer

The Game Plan - Next 5 Years - Growth Initiatives International Growth 65% 301% 135% 1999 2001 2002 2003 2004 East 68 83 90 142 194 $83 $142 $90 International Sales $194 +38% Expand Globally Victory ATV Snowmobile PG&A East 69 18 13 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 International Revenue Mix Percent of 2004 Sales from Continuing Operations Victory 0% ATV/Utility 69% Snowmobile 18% PG&A 13% * Polaris Estimate 2005 Market - $1.8 Billion Estimated Market Size For Polaris Products* Polaris Subsidiaries France Australia/NZ UK Sweden/Norway Finland Russia Germany Italy Spain Portugal Others Japan

The Game Plan - Next 5 Years - Growth Initiatives Idea that creates or transforms a market Likely adjacent or segment of current markets Internally developed or possibly through strategic acquisition or partnership One Big Idea

The Game Plan - Next 5 Years - Growth Initiatives New Polaris Technology Center opened in early April 2005 World Class Technology Single biggest investment in Company history Required to remain a technology leader in the industry Consolidate R&D personnel into two locations Wyoming, Minnesota Roseau, Minnesota Supports future growth of the Company in technology, Powertrain and emissions On-site field proving grounds Roseau Wyoming

The Game Plan - Next 5 Years - Growth Initiatives Ongoing Productivity Gains Aggressively seek improvement to our cost structure Continue to reduce the number of platforms where feasible Use more common components More disciplined logistics solutions Global sourcing 1 2 3 4 East 21.5 22.6 23.4 23.9 West North Gross Margin Percentage from Continuing Operations 2001 2002 2003 2004 21.5% 22.6% 23.4% 23.9% 23.9% Over the past five years, an aggressive cost-down strategy has reduced Sportsman product costs by 9%.

The Game Plan - Next 5 Years - Growth Initiatives Attract & Retain the Best People in the Industry Recent management changes: Bennett Morgan - President & COO Mike Dougherty - GM ATVs Tim DeJong - GM Utility Vehicles Mike Jonikas - GM Sales & Marketing Bill Fisher - adding responsibility for service organization John Corness - added responsibility for international operations (interim) Goal: Assemble the Best Team in the Powersports Industry 1 2 3 4 East 402 419 459 490 West North Sales from Continuing Operations per Employee 2001 2002 2003 2004 $402 $419 $459 $490 (in thousands $)

The Game Plan - Next 5 Years - Growth Initiatives Dominant in Powersports 5 Year Vision The Game Plan Achieved by Grow. $3 billion in sales by 2009 Expand net margins to 9% Build a dominant brand with industry-leading product quality and distribution Product Innovation Build strength and share in existing strong businesses Dominance mindset in ATVs, Snowmobiles, and Utility Vehicles Waves of new products - planned and executed flawlessly Gradually build powertrain capability to control our destiny Expand PG& A and Financial Services through integrated offerings Growth Initiatives A leaner, stronger, more profitable dealer network: 1500 - 1700 in North America. A bigger, stronger Victory motorcycle business Global expansion - focused in Europe first At least one "big" product idea derived from existing technology World-class technology development Relentless focus on productivity to fuel our growth. Global sourcing. The best team in the powersports industry, fueled with a consuming passion for the customer, the dealer and the ride

2005 Year 5 Year Vision 1st Quarter 2005 Earnings up 11% on 9% sales growth 28th consecutive quarter of increased sales and earnings Confirmed full year 2005 earnings per share guidance of $3.28 to $3.42 per share, an increase of 8% to 13% over 2004 Polaris Investor concerns: Rising commodity prices ATV industry growth Factory and dealer inventory Snowmobile business performance Overall leisure industry has been negatively impacted in the past month (through April 20, 2005): Overall leisure Industry was down 13% Polaris stock down 18% - Harley Davidson stock down 21% Arctic Cat stock down 11% - Winnebago stock down 5% Brunswick stock down 9%

Polaris Industries Stock performance - Past 5 Years 5 - Year Stock Price Change (April 20, 2000 - April 20, 2005) PII: up 273% S&P 500: down 20%